UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-21380

Flaherty & Crumrine Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Name and address of agent for service)

registrant’s telephone number, including area code:    626-795-7300

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (FLC):

Total return on net asset value (“NAV”)1 was +3.2% during the second fiscal quarter.2 In combination with solid performance in the first fiscal quarter, total return on net asset value for the first six months of fiscal 2013 was +7.7%. The following table highlights this investment performance and other performance measures of interest to investors.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2013

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Total Return Fund	3.2%	7.7%	22.6%	20.8%	15.8%	8.3%
Barclays U.S. Aggregate Index(2)	-0.7%	-1.1%	0.9%	4.6%	6.5%	5.1%
S&P 500 Index(3)	8.2%	16.4%	27.3%	16.9%	5.4%	7.4%

(1)	Since inception on August 26, 2003.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 Index is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Total return based on market price of Fund shares tells a different, less pleasing story. Using this measure, return was -1.8% last quarter, as the premium above NAV declined. For the six-month period total return on market price was +3.3%. We realize price changes in Fund shares are important, but we encourage shareholders with a long-term investment horizon to focus more on net asset value performance.

The Fund’s investments in energy and insurance were top performers over the first half of the fiscal year. Bank positions, the largest component of the portfolio, lagged a bit, but still delivered respectable returns. Our cautious approach to foreign issues, owning only the strongest credits, has paid off as they outperformed domestic securities by a wide margin. We take a more in-depth look at the portfolio in the section below.

During much of the past quarter, the preferred market experienced steady, if unspectacular, appreciation. Market sentiment turned negative in mid-May, when focus shifted to risks of rising interest rates. For several days we sensed panic in certain segments of the market, primarily in “retail” preferreds ($25 par, exchange-listed securities). Almost across the board, market prices on these securities fell, albeit mostly on very-low volume. And while prices have recovered some, most remain well below recent highs.

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	March 1st— May 31st.

A steady stream of new issues came to market during the period at successively lower coupon rates. We chose not to participate in most new issues, finding better value in the secondary market. Those decisions proved wise, as these newer issues generally performed poorly. Supply of new issues seems likely to remain high, but with recent weaker market prices they probably will be at yield levels we’ll find more tempting.

Exchange-traded funds (“ETFs”) play an important role in the preferred market, perhaps more so than in other markets. As of May 31st, the three largest preferred ETFs had a combined market value of over $16.8 billion—they are large players in a relatively small market. ETF investment decisions are dictated by formulaic index rules rather than fundamental analysis of the merits of each investment. Further, most ETFs in the preferred market are handcuffed in the types of securities they may purchase: the indices matched by the three largest ETFs contain only retail preferred securities (which comprised roughly half of the overall market on May 31, 2013). In our view, this combination increases market volatility and contributed to price declines over the past few weeks.

FLC has a big advantage over ETFs—investment flexibility. Your Fund invests in retail, listed preferred securities AND institutional, over-the-counter preferred securities; more importantly, portfolio holdings reflect management’s on-going, in-depth analysis into credit quality and security terms. The benefits of flexibility and professional management are demonstrated in the first discussion topic below.

Heightened concern over rising interest rates appears overdone to us, at least for the near term. While there is evidence the U.S. economy continues to improve, the pace of improvement is slow, especially compared with prior recoveries. Fiscal policy tools have lain fallow in the rancorous environs of Washington, and monetary policy is in unchartered waters. Structural economic problems in Europe and erratic growth in Asia are contributing to a tepid outlook in the U.S. None of these conditions warrants a meaningful rise in interest rates.

Moreover, we believe yields on preferred securities already reflect expectations of modestly higher Treasury rates. Yield spreads on preferred securities are relatively wide historically. If higher Treasury yields are driven by stronger economic performance, then credit risk should continue to fall. In turn, preferred yield spreads should narrow, potentially offsetting an increase in Treasury rates. While volatility will probably remain elevated for a time, we think preferred securities offer attractive value for long-term investors.

In the following section, we dig deeper into topics mentioned here, as well as others important to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

June 28, 2013

DISCUSSION TOPICS

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over the recent six months of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates, although no interest-rate hedges were in-place during the recent six-month period; and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on NAV.

Components of FLC’s Total Return on NAV

for the Six Months Ended May 31, 2013

		Six Months*
Total Return on Unleveraged Securities Portfolio (including principal change and income)		5.7%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		2.4%
Expenses (excluding leverage expense)		-0.4%
* Actual, not annualized.	Total Return on NAV	7.7%

For comparison, the following table displays returns over the same time period on three indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred market. Because the index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of BofA Merrill Lynch Preferred Securities Indices*

for the Six Months Ended May 31, 2013

Six Months
BofA Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM	3.3%
BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM	2.9%
BofA Merrill Lynch U.S. Capital Securities U.S. Issuers 8% Constrained IndexSM	5.5%

*  The BofA Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM
(P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The BofA Merrill Lynch U.S. Capital Securities U.S. Issuers 8% Constrained IndexSM
(C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Over the recent six-month time period, the Fund’s (unleveraged) securities portfolio has beaten each of the three indices shown above.

During its fiscal year-to-date, the Fund’s total return on NAV significantly exceeded returns on the indices, aided by the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, during the past six-month time period the Fund’s use of leverage enhanced both income distributed by the Fund and its total return over the period.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in its market price. During the six-month period ending May 31, 2013, total return on market price of Fund shares was +3.3%.

Historically, the preferred securities market has experienced price volatility consistent with those of fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both Fund NAV and market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts relative stability of the Fund’s earlier period with the more recent decline and recovery in both its NAV and market price, during and following the “Great Recession.”

The decline and recovery in their valuations over this period was not unique to preferred securities. Virtually all fixed-income asset classes, excluding U.S. Treasury securities, experienced some volatility during this period. Although both market price and NAV of the Fund recovered sufficiently that long-term shareholders experienced returns consistent with those received prior to 2007, over the past two months we have seen some decline in preferred valuations as discussed below.

In a more perfect world, market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, the resulting premium or discount of the Fund, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen from the chart below, over the life of the Fund this often has not been the case. The Fund began fiscal 2013 with its market price at a slight premium to NAV. However, by May 31st, the Fund was trading at a discount to NAV, and, as a result, the total return earned on market price trailed the total return on NAV shown in the table above.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer over time.

Based on a closing price of $19.43 on June 28th, the current annualized yield on market price of Fund shares is 8.40%.

Monthly Distributions to Fund Shareholders

The Fund makes monthly distributions of income to shareholders consistent with its primary objective of providing high current income. The Fund earns its income both by investing its shareholder capital in income-producing securities, such as preferred securities, and employing leverage by borrowing additional money to invest in additional income-producing securities.

Although interest rates across the entire yield curve have declined in recent years, the Fund has held securities with coupons above current market levels, and the Fund’s income continues to benefit from those higher-coupon securities. We have written over the past year about the impact of changes in the regulatory environment (e.g., Dodd-Frank, Basel III), sustained low levels of interest rates, and a transition in the preferred-securities market to more traditional preferred stock (versus trust preferred securities). We expect issuers to continue to refinance higher-coupon securities, even beyond bank trust preferreds, given the relatively low level of interest rates.

The use of leverage is important in the Fund’s strategy for producing high current income. Over time, the cost of leverage tends to be lower than yield on the Fund’s portfolio. The difference between what the Fund earns on its investments and pays on the borrowed money increases income available to common shareholders. The Fund’s cost of leverage continues to be very low (1.03% as of June 30, 2013), as it is tied to the level of 3-Month LIBOR.

With respect to our current dividend rate, we have looked out over the remainder of the fiscal year ending November 30 and anticipated necessary reinvestment. We expect that leverage costs will remain low, given our outlook for the economy and guidance from the Federal Reserve. As such, we believe current monthly dividends can be sustained through the fiscal year, consistent with our belief that shareholders are better served by stable monthly distributions than by distributions that change from month-to-month. As we have cautioned before, however, it is important not to confuse “stable dividend” with “constant dividend.” When it comes to distributions, there is no such thing as “forever.”

The two primary factors that could alter this course are greater-than-expected declines in top-line portfolio income, and increases in the cost of leverage from these historically-low levels. Both are probably inevitable, but we believe they are not likely to happen at exactly the same time and, in both cases, the pace should be gradual. We also believe preferred securities offer attractive total returns currently and that the Fund will continue to offer a competitive distribution rate.

Preferred Market Conditions

“A Tale of Two Markets” aptly describes preferred market conditions during the first half of fiscal 2013. Throughout most of the period, fundamental (improving credit quality) and technical (high demand in a shrinking market) factors produced a steady tailwind for preferred market performance, and price volatility was mostly benign. Investors, faced with little or no yield on alternative investments, turned to the preferred market.

In May, the rally in preferreds ran out of steam, prices reversed course, and volatility increased. The prime catalyst for reversal was weakness in intermediate and long-term U.S. Treasury securities. Prices fell further in mid-June after Federal Reserve comments hinted monetary tightening might occur sooner than anticipated (see separate discussion topic on page 7). Fed officials, worried the market misinterpreted their comments, scrambled to “clarify” their intent. The second round of comments did calm markets and, in the weeks since, prices have bounced back, but remain below recent highs.

Attracted by relatively high yields, individual investors have increasingly turned to preferred securities. On the flip side, as can be seen in the chart below, the size of the market (in dollar denominated issues) has shrunk by almost $25 billion in the past two years alone.

Source: Flaherty & Crumrine Incorporated

Adjusting for credit quality and issue structure, coupon rates on successive new-issue preferreds declined steadily. As yields on newly-issued preferreds fell, we bought fewer of them. So far in 2013, we have added 103 new preferred issues to our database. Although most of these were eligible investments for the Fund, we participated in just four. Instead, we purchased older, seasoned issues with comparable yields but superior structure compared to new issues (i.e., better call protection or floating-rate margin). Our intent was to own securities offering a better combination of expected risk and return over most market scenarios.

Long-time shareholders know swings such as these occur from time to time, and they often enable us to add value by taking advantage of overreactions of others. It is worth noting, in our view, concerns about credit quality have not been a significant factor in the sell-off. We think markets have overreacted, and we see good value in preferred securities at current prices.

Economic Outlook

U.S. economic growth continues at a moderate pace with low inflation. Inflation-adjusted gross domestic product (real GDP) grew 1.7% in 2012 and 1.8% in 1Q2013. Economists polled in the Federal Reserve’s Livingston Survey (June 2013) expect growth of 1.5-2.0% in 2Q2013, accelerating to 2.3% in 2013’s second half and 2.6% for 2014 as a whole. Despite stronger growth, unemployment is forecast to remain elevated at 7.2% in June 2014 compared to 7.6% currently.

The Federal Open Market Committee (FOMC) is more optimistic, however. It anticipates real GDP growth of 3.0-3.5% in 2014, with unemployment falling below 7% by mid-2014 and to 6.5-6.8% in 4Q2014. Based on those forecasts, Fed Chairman Bernanke has issued updated guidance on monetary policy. The Fed would begin to taper its Treasury and mortgage-backed securities purchases (currently $85 billion per month) later in 2013, with purchases ending in mid-2014; the federal-funds rate would remain near zero until sometime in 2015 and rise “gradually” thereafter. Although Chairman Bernanke emphasized that removal of monetary-policy accommodation will depend upon FOMC forecasts actually being met, bond and credit markets sold off substantially.

Our own forecasts are closer to economists’ consensus than the FOMC’s. We anticipate employment growth around 1.5% and wage growth around 2%, which should drive real personal consumption expenditure (PCE) growth of a little over 2%, assuming inflation a bit below 1½ percent. However, the personal savings rate has averaged just 2.9% over the past three months, and it is likely to move back up over time. As a result, we see risk that real PCE growth could remain below 2%, as savings adjust upward. Business investment should grow moderately (3-5%), but with capacity utilization about unchanged in recent quarters, there is little need for companies to accelerate investment spending. Growth is slowing in emerging markets and is in or barely above recession in Europe, so trade is likely to slow U.S. GDP growth over coming quarters. And while drag from lower state and local spending may be coming to a close, federal government spending is still shrinking in real terms. Housing is the only sector that’s really growing (residential investment is growing around 15%), but it is no longer large enough to carry the U.S. economy. Add these up, and we foresee 2 to 2½ percent real GDP growth in 2014 – not 3 to 3½ as does the FOMC, and not fast enough to cause the FOMC to raise rates as quickly as the market currently anticipates.

The Fed’s change in policy guidance affected two market expectations: Size of the Fed’s balance sheet, and timing and pace of federal-funds rate hikes. Whether the Fed’s tapering of securities purchases begins in September (earliest likely move) or a few months later (prior market expectations) does not make much difference to its nearly $3.5 trillion balance sheet and, therefore, should not affect long-term interest rates much. Higher short-rate expectations probably play a much bigger role in the market’s selloff. However, if the FOMC’s economic forecasts are too optimistic – and we think they are even before factoring in any negative impact to growth from lower stock and bond prices – then market expectations for higher policy rates should wane to the extent that economic growth does not match those forecasts.

We long have cautioned that unwinding of the Fed’s highly-accommodative monetary policy would be messy and unpredictable. Unfortunately, we were more right about that in recent weeks than we would have wished. However, we continue to anticipate that moderate economic growth and improving credit fundamentals will benefit preferred securities. Their recent selloff should help us deliver attractive returns to long-term preferred investors, even as the Fed’s quantitative easing policy comes to a close.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$20.81

Market Price	$20.00

Discount	3.89%

Yield on Market Price	8.16%

Common Stock Shares Outstanding	9,897,817

Moody’s Ratings	% of Net Assets†

A	1.7%

BBB	62.0%

BB	28.3%

Below “BB”	1.6%

Not Rated*	4.6%

Below Investment Grade**	19.6%

*	Does not include net other assets and liabilities of 1.8%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.3%

MetLife	4.3%

Banco Santander, S.A.	4.0%

HSBC PLC	3.9%

Goldman Sachs Group	3.8%

Unum Group	3.7%

Wells Fargo & Company	3.4%

Barclays Bank PLC	3.1%

Axis Capital Holdings Ltd	3.0%

XL Group PLC	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	41%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	24%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 87.9%
	Banking — 32.3%
	Banco Bilbao Vizcaya Argentaria, S.A.:
$2,050,000	BBVA International Preferred, 5.919%	$1,937,250	**(1)(2)(3)
	Banco Santander, S.A.:
439,755	Banco Santander, 10.50% Pfd., Series 10	12,186,271	**(1)(3)
	Bank of America:
25,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	633,595
	Bank of New York Mellon:
$600,000	BNY Institutional Capital Trust A, 7.78%, 144A****	611,019
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	3,576,089	**(1)(3)
81,750	Barclays Bank PLC, 7.10% Pfd.	2,051,925	**(3)
8,800	Barclays Bank PLC, 7.75% Pfd., Series 4	223,344	**(3)
150,000	Barclays Bank PLC, 8.125% Pfd., Series 5	3,810,000	**(1)(3)
$3,775,000	BNP Paribas, 7.195%, 144A****	4,034,531	**(1)(2)(3)
	Citigroup:
83,300	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	2,338,439	(1)(2)
	CoBank ACB:
12,500	CoBank ACB, 6.125% Pfd., Series G, 144A****	1,268,750	*
25,000	CoBank ACB, 6.25% Pfd., 144A****	2,676,562	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
30,500	Cullen/Frost Bankers, Inc., 5.375% Pfd.	771,080	*
	Fifth Third Bancorp:
$2,150,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	2,163,438	(1)(2)
	First Horizon:
875	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	676,211	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	3,301,875
140,750	First Niagara Financial Group, Inc., 8.625% Pfd.	4,072,953	*(1)
12,137	First Republic Bank, 6.70% Pfd.	331,006	*
	Goldman Sachs Group:
$4,000,000	Goldman Sachs, Capital I, 6.345% 02/15/34	4,123,888	(1)
	HSBC PLC:
$2,600,000	HSBC Capital Funding LP, 10.176%, 144A****	3,867,500	(1)(3)
172,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,842,884	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	204,000
$275,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	279,618	(1)
19,109	HSBC USA, Inc., 6.50% Pfd., Series H	486,162	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
30,000	ING Groep NV, 6.375% Pfd.	$744,600	**(3)
50,000	ING Groep NV, 7.05% Pfd.	1,264,065	**(3)
31,425	ING Groep NV, 7.20% Pfd.	794,465	**(3)
30,000	ING Groep NV, 7.375% Pfd.	760,200	**(3)
9,078	ING Groep NV, 8.50% Pfd.	232,578	**(3)
$6,160,000	JPMorgan Chase & Company, 7.90%, Series 1	7,199,247	*(1)
1,250	KeyCorp, 7.75% Pfd., Series A	161,953	*
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	962,500	**(3)
$2,700,000	M&T Bank Corporation, 6.875%, 144A****	2,824,861	*
	Morgan Stanley:
11,250	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	284,991
42,500	PNC Financial Services, 6.125% Pfd., Series P	1,173,489	*
$2,515,000	RaboBank Nederland, 11.00%, 144A****	3,391,513	(3)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,875,529
	Wells Fargo:
$600,000	First Union Capital II, 7.95% 11/15/29	714,259	(1)
3,015	Wells Fargo & Company, 7.50% Pfd., Series L	3,784,579	*(1)
198,700	Wells Fargo & Company, 8.00% Pfd., Series J	5,811,975	*(1)
	Zions Bancorporation:
125,000	Zions Bancorporation, 7.90% Pfd., Series F	3,672,500	*
45,000	Zions Bancorporation, 9.50% Pfd., Series C	1,146,600	*

		99,283,294

	Financial Services — 2.4%
	Credit Suisse Group:
$2,180,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	2,369,115	(3)
$2,300,000	General Electric Capital Corp, 7.125%, Series A	2,695,605	*
	HSBC PLC:
94,897	HSBC Finance Corporation, 6.36% Pfd., Series B	2,396,149	*

		7,460,869

	Insurance — 26.5%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,280,437	(1)(2)(3)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,432,289

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
53,512	Arch Capital Group, 6.75% Pfd., Series C	$1,472,731	**(1)(3)
50,000	Aspen Insurance Holdings Ltd., 5.95%, Pfd.	1,307,500	**(3)
	AXA SA:
$1,016,000	AXA SA, 6.379%, 144A****	1,031,240	**(1)(2)(3)
$500,000	AXA SA, 8.60% 12/15/30	646,285	(3)
333,650	Axis Capital Holdings, 6.875% Pfd., Series C	9,091,962	**(1)(3)
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	4,020,000	(1)
39,000	Endurance Specialty Holdings, 7.50% Pfd.	1,060,469	**(3)
$6,314,000	Everest Re Holdings, 6.60% 05/15/37	6,566,560	(1)(2)
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	13,072,500	(1)(2)
$260,000	Lincoln National Corporation, 7.00% 05/17/66	271,700
	MetLife:
$2,855,000	MetLife, Inc., 10.75% 08/01/39	4,592,981	(1)(2)
$888,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,125,540	(1)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	7,575,700	(1)
31,000	PartnerRe Ltd., 7.250% Pfd., Series E	852,810	**(3)
	Principal Financial:
10,500	Principal Financial Group, 5.563% Pfd., Series A	1,061,813	*
75,000	Principal Financial Group, 6.518% Pfd., Series B	1,935,750	*(1)
$1,000,000	Prudential Financial, Inc., 5.625% 06/15/43	1,057,500	(1)(2)
	QBE Capital Funding:
$1,400,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,510,796	(1)(3)
9,401	Renaissancere Holdings Ltd., 6.60% Pfd.	235,777	**(3)
$3,000,000	StanCorp Financial Group, 6.90% 06/01/67	3,101,250	(1)(2)
	The Travelers Companies:
$3,184,800	USF&G Capital, 8.312% 07/01/46, 144A****	4,068,486	(1)(2)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,857,275
	XL Group PLC:
$8,250,000	XL Capital Ltd., 6.50%, Series E	8,311,875	(1)(2)(3)

		81,541,226

	Utilities — 17.0%
6,050	Alabama Power Company, 6.45% Pfd.	172,992	*(1)
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,437,400	*(1)
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,365,400	(1)(2)
20,170	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	514,738

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	$3,887,684	(1)(2)
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,116,500	*(1)
59,850	Entergy Louisiana, Inc., 6.95% Pfd.	5,999,963	*(1)
70,791	Georgia Power Company, 6.50% Pfd., Series 2007A	7,871,074	*(1)
17,800	Indianapolis Power & Light Company, 5.65% Pfd.	1,806,145	*(1)
	Nextera Energy:
$2,897,000	FPL Group Capital, Inc., 6.65% 06/15/67	3,117,030	(1)(2)
$1,975,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	2,243,695	(1)(2)
$3,600,000	PECO Energy: PECO Energy Capital Trust IV, 5.75% 06/15/33	3,549,845	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,677,345	(1)(2)
$5,175,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,533,198	(1)(2)
46,460	Southern California Edison, 6.50% Pfd., Series D	4,975,578	*(1)

		52,268,587

	Energy — 4.8%
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	8,224,756	(1)(2)
$5,550,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	6,393,944	(1)(2)

		14,618,700

	Real Estate Investment Trust (REIT) — 2.7%
7,500	CommonWealth REIT, 7.25% Pfd.	194,711
	Duke Realty Corp:
8,000	Duke Realty Corp, 6.50% Pfd.	201,940
21,000	Duke Realty Corp, 6.60% Pfd.	535,133
	PS Business Parks:
56,000	PS Business Parks, Inc., 6.45% Pfd.	1,462,804
35,000	PS Business Parks, Inc., 6.875% Pfd., Series R	934,850
150,000	Realty Income Corp, 6.625% Pfd., Series F	3,937,500	(1)(2)
35,000	Weingarten Realty Investors, 6.50% Pfd., Series F	894,688

		8,161,626

	Miscellaneous Industries — 2.2%
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,495,733	*
20,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	522,050	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — (Continued)
$2,850,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	$2,636,250

		6,654,033

	Total Preferred Securities (Cost $249,498,371)	269,988,335

Corporate Debt Securities — 10.4%
	Banking — 4.3%
$300,000	First Niagara Financial Group, Inc. , 7.25% 12/15/21, Sub Notes	359,182
$7,000,000	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	7,657,888	(1)(2)
$325,000	Morgan Stanley, 6.375% 07/24/42	383,108	(1)(2)
$3,741,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	4,395,675	(1)(2)
20,600	Texas Capital Bancshares, Inc., 6.50% 09/21/42	522,082

		13,317,935

	Financial Services — 0.5%
27,895	Affiliated Managers Group, Inc., 6.375% 08/15/42	724,782
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	599,731	(4)(5)††
3,264	Raymond James Financial, 6.90% 03/15/42	89,308

		1,413,821

	Insurance — 3.8%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,283,890	(1)(2)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	8,560,510	(1)(2)

		11,844,400

	Utilities — 0.7%
	Energy Transfer Equity:
$1,600,000	Southern Union Company, 8.25% 11/15/29	2,041,862	(1)

		2,041,862

	Real Estate Investment Trust (REIT) — 0.1%
12,500	CommonWealth REIT, 7.50% 11/15/19	270,144

		270,144

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — 1.0%
	Pulte Group Inc.:
25,844	Pulte Homes, Inc., 7.375% 06/01/46	$660,896
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	2,440,800	(1)(2)

		3,101,696

	Total Corporate Debt Securities (Cost $28,193,932)	31,989,858

Common Stock — 0.3%
	Banking — 0.2%
13,500	CIT Group, Inc.	622,080	*†

		622,080

	Utilities — 0.1%
11,750	Exelon Corporation	368,245	*

		368,245

	Total Common Stock (Cost $3,031,124)	990,325

Money Market Fund — 0.2%
	BlackRock Liquidity Funds:
538,875	T-Fund	538,875

	Total Money Market Fund (Cost $538,875)	538,875

Total Investments (Cost $281,262,302***)	98.8%		303,507,393

Other Assets And Liabilities (Net)	1.2%		3,753,221

Total Managed Assets	100.0%	‡	$307,260,614

Loan Principal Balance			(101,300,000)

Total Net Assets Available To Common Stock			$205,960,614

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2013, these securities amounted to $68,758,450 or 22.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $186,877,705 at May 31, 2013.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $96,002,826 at May 31, 2013.
(3)	Foreign Issuer.
(4)	Illiquid
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2013.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013 (Unaudited)

ASSETS:
Investments, at value (Cost $281,262,302)		$303,507,393
Receivable for investments sold		853,434
Dividends and interest receivable		4,211,785
Prepaid expenses		109,341

Total Assets		308,681,953

LIABILITIES:
Loan Payable	$101,300,000
Payable for investments purchased	1,086,624
Dividends payable to Common Stock Shareholders	73,832
Investment advisory fees payable	144,154
Administration, Transfer Agent and Custodian fees payable	38,305
Servicing Agent fees payable	12,985
Professional fees payable	38,170
Directors’ fees payable	1,074
Accrued expenses and other payables	26,195

Total Liabilities		102,721,339

NET ASSETS AVAILABLE TO COMMON STOCK		$205,960,614

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$203,939
Accumulated net realized loss on investments sold		(49,269,909)
Unrealized appreciation of investments		22,245,091
Par value of Common Stock		98,978
Paid-in capital in excess of par value of Common Stock		232,682,515

Total Net Assets Available to Common Stock		$205,960,614

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (9,897,817 shares outstanding)		$20.81

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends†		$4,615,386
Interest		5,544,316
Rehypothecation Income		24,637

Total Investment Income		10,184,339

EXPENSES:
Investment advisory fees	$835,041
Servicing Agent fees	76,290
Administrator’s fees	123,386
Professional fees	60,788
Insurance expenses	51,666
Transfer Agent fees	18,798
Directors’ fees	37,492
Custodian fees	17,796
Compliance fees	19,694
Interest expenses	538,681
Other	68,951

Total Expenses		1,848,583

NET INVESTMENT INCOME		8,335,756

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(6,116,019)
Change in unrealized appreciation/(depreciation) of investments		12,833,128

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		6,717,109

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$15,052,865

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012

OPERATIONS:
Net investment income	$8,335,756	$16,806,164
Net realized gain/(loss) on investments sold during the period	(6,116,019)	1,486,256
Change in net unrealized appreciation/(depreciation) of investments	12,833,128	29,560,821

Net increase in net assets resulting from operations	15,052,865	47,853,241

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(8,909,413)	(17,038,837)

Total Distributions to Common Stock Shareholders	(8,909,413)	(17,038,837)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	463,418	811,373

Net increase in net assets available to Common Stock resulting from Fund share transactions	463,418	811,373

NET INCREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$6,606,870	$31,625,777

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$199,353,744	$167,727,967
Net increase in net assets during the period	6,606,870	31,625,777

End of period (including undistributed net investment income of $203,939 and $777,596 respectively)	$205,960,614	$199,353,744

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2013 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$15,052,865

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(40,491,512)
Proceeds from disposition of investment securities	39,116,803
Net purchases of short-term investment securities	(538,885)
Cash received from litigation claim	23
Cash received from bankruptcy settlement	194,027
Decrease in receivable for investments sold	9,135,469
Increase in dividends and interest receivable	(169,971)
Increase in prepaid expenses	(66,554)
Net amortization/(accretion) of premium/(discount)	111,942
Decrease in payable for investments purchased	(9,523,763)
Increase in payables to related parties	10,147
Decrease in accrued expenses and other liabilities	(38,443)
Change in net unrealized appreciation/depreciation on securities	(12,833,128)
Net realized gain from investments sold	6,116,019

Net cash provided by operating activities	6,075,039

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	1,200,000
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(8,448,315)

Net cash used in financing activities	(7,248,315)

Net increase/(decrease) in cash	(1,173,276)

CASH:
Beginning of the period	1,173,276

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$538,971
Reinvestments of dividends	463,418
Decrease of dividends payable to common stock shareholders	(2,320)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2013 (Unaudited)		Year Ended November 30,
			2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.19		$17.06	$17.47	$14.38	$9.00	$19.71

INVESTMENT OPERATIONS:
Net investment income	0.84		1.71	1.69	1.60	1.43	1.91
Net realized and unrealized gain/(loss) on investments	0.68		3.15	(0.42)	2.97	5.33	(10.62)
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—		—	—	—	(0.06)	(0.44)

Total from investment operations	1.52		4.86	1.27	4.57	6.70	(9.15)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income.	(0.90)		(1.73)	(1.68)	(1.48)	(1.32)	(1.53)
From return of capital	—		—	—	—	—	(0.03)

Total distributions to Common Stock Shareholders	(0.90)		(1.73)	(1.68)	(1.48)	(1.32)	(1.56)

Net asset value, end of period	$20.81		$20.19	$17.06	$17.47	$14.38	$9.00

Market value, end of period	$20.00		$20.24	$18.10	$17.84	$13.10	$7.28
Total investment return based on net asset value**	7.70	%****	29.59%	7.26%	33.05%	83.69%	(48.17%)
Total investment return based on market value**	3.26	%****	22.44%	11.44%	49.14%	106.87%	(51.39%)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$205,961		$199,354	$167,728	$171,268	$140,589	$88,002
Operating expenses including interest expense(1)	1.82	%***	1.99%	1.98%	2.08%	2.92%	2.67%
Operating expenses excluding interest expense	1.29	%***	1.36%	1.36%	1.36%	1.70%	1.91%
Net investment income†	8.18	%***	9.24%	9.45%	9.85%	13.34%	—
Net investment income, including payments to AMPS Shareholders†	—		—	—	—	12.76%	9.37%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	13	%****	42%	23%	33%	37%	46%
Total managed assets, end of period (in 000’s)	$307,261		$299,454	$259,328	$252,568	$209,489	$157,002
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.21	%***	1.32%	1.31%	1.39%	1.83%	1.54%
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.86	%***	0.90%	0.90%	0.91%	1.07%	1.10%

*	Auction Market Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
***	Annualized.
****	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to AMPS Shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2012	$0.2210	$20.19	$20.14	$20.19
January 31, 2013	0.1360	20.52	21.33	20.52
February 28, 2013	0.1360	20.58	20.77	20.58
March 31, 2013	0.1360	20.70	21.18	20.70
April 30, 2013	0.1360	20.98	22.16	21.05
May 31, 2013	0.1360	20.81	20.00	19.59

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Senior Securities

Date	Total AMPS* Shares Outstanding (1)	Asset Coverage Per AMPS Share (2)	Involuntary Liquidation Preference Per AMPS Share (3)	Total Debt Outstanding End of Period (000s) (4)	Asset Coverage Per $1,000 of Debt (5)

05/31/13**	—	N/A	N/A	$101,300	$3,033

11/30/12	—	N/A	N/A	100,100	2,992

11/30/11	—	N/A	N/A	91,600	2,831

11/30/10	—	N/A	N/A	81,300	3,107

11/30/09	—	N/A	N/A	68,900	3,040

11/30/08	1,580	$80,704	$25,000	N/A	N/A

(1)	See note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the AMPS) from the Fund’s total assets and dividing that amount by the number of AMPS shares outstanding.
(3)	Excludes accumulated undeclared dividends.
(4)	See note 8.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.
*	Auction Market Preferred Stock.
**	Unaudited.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2013 is as follows:

	Total Value at May 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$99,283,294	$70,063,258	$29,205,036	$15,000
Financial Services	7,460,869	5,091,754	2,369,115	—
Insurance	81,541,226	51,964,795	29,576,431	—
Utilities	52,268,587	13,440,492	38,828,095	—
Energy	14,618,700	14,618,700	—	—
Real Estate Investment Trust (REIT)	8,161,626	8,161,626	—	—
Miscellaneous Industries	6,654,033	522,050	6,131,983	—
Corporate Debt Securities	31,989,858	10,308,208	21,081,919	599,731
Common Stock
Banking	622,080	622,080	—	—
Utilities	368,245	368,245	—	—
Money Market Fund	538,875	538,875	—	—

Total Investments	$303,507,393	$175,700,083	$127,192,579	$614,731

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $2,676,563 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/12	$2,698,326	$18,500	$2,151,930	$527,896
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	(7,572,731)	(6,943,000)	(629,731)	—
Change in unrealized appreciation/(depreciation)	7,787,984	6,939,500	776,649	71,835
Purchases	—	—	—	—
Sales	(2,298,848)	—	(2,298,848)	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance as of 05/31/13	$614,731	$15,000	$—	$599,731

For the six months ended May 31, 2013, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $71,835. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 05/31/13	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities	599,731	Bankruptcy recovery	Credit/Structure-specific recovery	10% - 20% (13%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal

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at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2012, 2011 and 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 were as follows:

	Distributions paid in fiscal year 2013		Distributions paid in fiscal year 2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$17,038,837	$0

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of November 30, 2012, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(38,254,209)	$1,096,034	$0	$4,493,451

The composition of the Fund’s accumulated realized capital losses are indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$19,081,765	$19,172,444	$0	$0	$38,254,209

*	Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

During the year ended November 30, 2012, the Fund utilized $6,160,912 of capital losses expiring in 2016.

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $3,143 of federal excise taxes attributable to calendar year 2012 in March 2013.

Additional Accounting Standards: In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2013 and the fiscal year ended November 30, 2012.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund’s average weekly total managed assets, 0.10% of the next $300 million of the Fund’s average weekly total managed assets and 0.15% of the Fund’s average weekly total managed assets above $500 million.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). Effective April 1, 2013, as compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500. Prior to April 1, 2013, the Fund paid BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund’s average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $40,491,512 and $39,116,803, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

At May 31, 2013, the aggregate cost of securities for federal income tax purposes was $286,180,814, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $32,508,332 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $15,181,753.

6.	Common Stock

At May 31, 2013, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/13		Year Ended 11/30/12
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	22,619	$463,418	43,141	$811,373

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2013, the committed amount, and amount borrowed, under the Financing Agreement was $101.3 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the six months ended May 31, 2013, the daily weighted average annualized interest rate on the drawn balance was 1.06% and the average daily loan balance was $100,864,835. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. The Fund receives a fee from the lender in connection with any Rehypothecated Securities. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 50% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trusts (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2013, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on July 25, 2012. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2013. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Meeting of Shareholders

On April 18, 2013, the Fund held its Annual Meeting of Shareholders for the following purpose: election of Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
Donald F. Crumrine	8,715,196	216,017
Robert F. Wulf	8,698,156	233,057

David Gale, Morgan Gust and Karen H. Hogan continue to serve in their capacities as Directors of the Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Companies Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 64	Director	Class I Director since August 2003	President of Delta Dividend Group, Inc. (investments)	5	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director and Nominating and Governance Committee Chairman	Class II Director since August 2003	Owner and operator of various entities engaged in agriculture and real estate	5	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	Director	Class II Director since July 2005	Board Co-Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 1000 SW Vista Ave, Apt 314 Portland, OR 97205 Age: 76	Director and Audit Committee Chairman	Class III Director since August 2003	Financial Consultant; Former Trustee University of Oregon Foundation; Former Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director, Chairman of the Board and Chief Executive Officer	Class III Director since August 2003	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	President	Since August 2003	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 53	Vice President and Assistant Treasurer	Since August 2003	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 49	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 23, 2013, the Board of Directors of the Fund approved the continuation of the existing investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Investment Advisory Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Investment Advisory Agreement during a special meeting held on January 15, 2013 for that specific purpose and during a regular meeting held on January 23, 2013. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Investment Advisory Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business, in part evidenced by the Adviser maintaining its staff despite materially lower revenues during 2008 and 2009. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until late 2008, the reasons why that strategy would have been ineffective during and after the recent market dislocation, why the Adviser has suspended its customary hedging strategy, and its focus on, and internal resources dedicated to, identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

As occurred last year, Board members took note of the extraordinary market conditions since 2008, the more recent recovery in markets for the Fund’s securities and the Fund’s recent strong performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members considered the Fund’s relative performance since inception, including its performance in recent fiscal periods, including its disappointing absolute performance over certain periods that preceded the recent periods of strong performance. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees and below average advisory/administration/shareholder service fees.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members noted, in 2008-2009, that declining assets under management, when compared to historic highs, had led to declining Adviser profitability, but noted with approval the Adviser’s continued commitment to maintaining existing personnel and service levels. The Board members also considered the increased profitability during more recent years, including 2012, attributable in large part to the recovery of preferred stock prices and the related increase in fees received. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and related deleveraging, the Fund’s size had declined significantly from historic highs—although recently aggregate assets had increased as a result of market appreciation. In light of these circumstances, specifically the lack of material asset growth

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

over time, the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale, and possibly at levels more favorable to the Fund than might have been negotiated had the substantial volatility of the Fund’s asset levels been anticipated at the time the breakpoints had been agreed upon.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•	the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•

the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them, which is responsible for the recent strong performance as markets stabilized;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual

Report

May 31, 2013

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	07/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	07/25/13

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date	07/25/13

*	Print the name and title of each signing officer under his or her signature.